SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 4, 2008

Location Based Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139395	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4989 E. La Palma Avenue, Anaheim, California 92807
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  800-615-0869

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

5	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

5	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

5	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

5	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02	Unregistered Sales of Equity Securities

On January 4, 2008, Location Based Technologies, Inc. (“LBT”) issued 4,174,500 shares of its common stock to 16 accredited investors upon exercise of conversion rights contained in $4,174,500 of convertible notes issued by Location Based Technologies, Corp. (“Old LBT”) to such investors.  (We acquired Old LBT in October 2007 pursuant to a short form merger.  At the same time, we changed the company’s name to LBT.)  The conversion rate was one share of our common stock for each dollar of principal of such convertible notes.  Each of the investors was an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act of 1933, as amended (“33 Act”).  We relied on the exemption from registration provided in Section 4(2) of the 33 Act.

Item 5.03	Amendments to Articles of Incorporation and By-Laws, Change in Fiscal Year

Effective January 4, 2008, LBT adopted amended and restated by-laws in order to bring its existing by-laws into closer compliance with applicable provisions of the Nevada Revised Statutes applying to corporations and the Sarbanes-Oxley Act of 2002.  The effect of the adoption of the amended and restated by-laws was to give LBT a complete new set of by-laws.

A copy of the amended and restated by-laws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.05	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Effective January 4, 2008, the board of directors of LBT rescinded its existing Code of Ethics and adopted a new Code of Business Conduct which applies to all officers, directors and employees of LBT and a new Code of Ethics for Senior Financial Officers which applies to the senior financial officers of LBT.

The Code of Business Conduct is designed to further LBT’s fundamental principles of honesty, loyalty, fairness and forthrightness.  It is designed to deter wrong-doing and promote the following six objectives:

(i)	Honest and ethical conduct;
(ii)	Avoidance of conflicts of interest;
(iii)	Full, fair, accurate, timely and transparent disclosure in all reports to the public;
(iv)	Compliance with applicable government and self-regulatory organization laws, rules and regulations;
(v)	Prompt internal reporting of Code violations; and
(vi)	Accountability for compliance with the Code.

The Code of Ethics for Senior Financial Officers is designed to comply with the requirements of Section 406 of the Sarbanes-Oxley Act of 2002.  It establishes standards reasonably necessary to promote (i) honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by LBT; and (iii) compliance with applicable governmental rules and regulations.

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Copies of each of the foregoing Codes are attached as Exhibits 14.1 and 14.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On January 4, 2008, LBT issued a news release reporting (i) the completion of the conversion of its outstanding convertible notes, and (ii) LBT’s participation in Pepcom’s Digital Experience on January 6, 2008 in Las Vegas, Nevada.  Pepcom’s Digital Experience is a premier consumer electronics media showcase.

A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit 3.2	Amended and Restated By-Laws of Location Based Technologies, Inc.

Exhibit 14.1	Code of Business Conduct

Exhibit 14.2	Code of Ethics for Senior Financial Officers

Exhibit 99.1	News release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: January 4, 2008	By:	/s/ David Morse
David Morse
Chief Executive Officer

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